UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 23, 2004
Date of Report (Date of earliest event reported)
______________________________________________________

WEIS MARKETS, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________________

        Pennsylvania                                      1-5039                                                 24-0755415
(State or other jurisdiction                          (Commission                                            (IRS Employer
          of incorporation)                                    File Number)                                         Identification No.)

1000 South Second Street, Sunbury, PA 17801
(Address of principal executive offices) (Zip Code)

(570) 286-4571
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

On September 23, 2004, Ernst & Young LLP ("E&Y") notified Weis Markets, Inc. (the "Registrant") that they did not wish to submit a proposal for the 2005 audit engagement and had also decided to resign as auditors for fiscal year 2004 effective immediately. The reports on the Registrant's financial statements from E&Y for the past two years, or any year prior to that period, have not contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  There have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years, any subsequent interim period through the date of resignation or in any of the years prior to that period, which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant provided E&Y with a copy of the disclosures it is making in this report in response to Item 304(a) of Regulation S-K, and requested that E&Y furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of E&Y's letter is attached hereto as Exhibit 16.

On September 24, 2004, the Audit Committee of the Registrant engaged Grant Thornton LLP as the Registrant's independent accountant. The Registrant did not, nor did anyone on its behalf, consult Grant Thornton LLP during the Registrant's two (2) most recent fiscal years and during the subsequent interim period prior to the Registrant's engagement of Grant Thornton LLP regarding the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on the Registrant's financial statements. The Audit Committee's decision was based upon a review of competitive bids submitted from various accounting firms per requests made by the Registrant earlier in the year.

Grant Thornton LLP informed the Registrant that it has completed client acceptance procedures and has accepted the audit engagement. The Registrant provided Grant Thornton LLP with a copy of this disclosure before it was filed with the Commission.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.
      16     Letter regarding change in certifying accountant from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

Dated: September 29, 2004

By:  /s/ William R. Mills
 William R. Mills
Senior Vice President and Treasurer/CFO

EXHIBIT INDEX

Exhibit No.                                           Description

16               Letter regarding change in certifying accountant from Ernst & Young LLP.

FORM 8-K EXHIBIT 16

Ernst & Young

                                                                               Ernst & Young LLP                    Phone: (410) 539-7940
                                                                                                                   621 East Pratt Street                    Fax:       (410) 783-3832
                                                                                                    Baltimore, Maryland 21202                            www.ey.com

September 28, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated September 23, 2004, of Weis Markets, Inc. and are in agreement with the statements contained in the first and second paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                                                       /s/Ernst & Young LLP